UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 09, 2022

NEPTUNE WELLNESS SOLUTIONS INC.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-33526	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Promenade du Centropolis Suite 100
Laval, Quebec, Canada		H7T 0A3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 450 687-2262

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	NEPT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 9, 2022, Neptune Wellness Solutions Inc. (the “Company”) and two of the Company's wholly-owned subsidiaries completed its previously announced disposition of substantially all of the Company's assets relating to its Canadian cannabis business, including the Company's cannabis processing plant located in Sherbrooke, Québec (the "Disposition"), pursuant to that certain Asset Purchase Agreement (the “Purchase Agreement”) dated as of October 16, 2022, entered into with PurCann Pharma, Inc. (“Purchaser”).

Pursuant to the Purchase Agreement, Purchaser paid the Company an aggregate purchase price of $5,150,000.

The description above is a summary of the Purchase Agreement and the transactions contemplated thereby and is subject to, and qualified in its entirety by, reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on October 18, 2022.

The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement and: (i) may be intended not as statements of fact but rather as a way of allocating risk among the parties if those statements prove to be inaccurate; and (ii) were made only as of the date of the Purchase Agreement or such other dates as may be specified in the Purchase Agreement and are subject to more recent developments. Accordingly, any such representations and warranties should not be relied upon as characterizations of the actual state of facts or affairs on the date they were made or at any other time.

Item 8.01 Other Events.

On November 9, 2022, the Company issued a press release announcing the completion of the disposition contemplated by the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The Company has determined that the Disposition does not constitute a disposition of a significant amount of assets (as defined in Instruction 4 of Item 2.01) and, as such, pro forma financial information contemplated by Item 9.01 of Form 8-K is not required to be reported in this Current Report on Form 8-K with respect to such disposition.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, issued on November 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neptune Wellness Solutions Inc.

Date:	November 9, 2022	By:	/s/ Raymond Silcock
Raymond Silcock Chief Financial Officer